September 1, 2011

Huber Capital Equity Income Fund
Huber Capital Small Cap Value Fund

Each Fund is a series of Advisors Series Trust

Supplement to the Prospectus and Statement of Additional Information (“SAI”)
dated February 28, 2011

Effective October 25, 2011, the Institutional Class shares of the Huber Capital Equity Income Fund and the Huber Capital Small Cap Value Fund (each, a “Fund” and together, the “Funds”), have been re-designated as Investor Class shares.

•	In addition, Huber Capital Management, LLC (the “Adviser”), has reduced its management fee for each Fund as follows:

	Equity Income Fund			Small Cap Value Fund

	Average Daily Net Assets between			Average Daily Net Assets between
Current Management Fee	$0 and $10 billion	$10 and $20 billion	in excess of $20 billion	$0 and $5 billion	in excess of $5 billion
	1.00%	0.75%	0.50%	1.50%	1.00%
New Management Fee	$0 and $10 billion	$10 and $20 billion	in excess of $20 billion	$0 and $5 billion	in excess of $5 billion
	0.99%	0.75%	0.50%	1.35%	1.00%

•
The Adviser has also contractually agreed to modify the expense limitation for the Small Cap Value Fund from the previous cap of 1.99% to a lower cap of 1.85% of average daily net assets.  Accordingly, the Small Cap Value Fund’s Annual Fund Operating Expenses table on page 7 of the Prospectus is deleted and replaced with the following:

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.35%
Distribution and Service (Rule 12b-1) Fees		0.25%
Other Expenses (includes Shareholder Servicing Plan Fees)		2.30%
Shareholder Servicing Plan Fee	0.25%
Total Annual Fund Operating Expenses1		3.90%
Less: Fee Waiver and Expense Reimbusement2		-2.04%
Net Annual Fund Operating Expenses		1.86%

1.
Total Annual Fund Operating Expenses for the Small Cap Value Fund do not correlate to the Ratio of Expenses to Average Net Assets After Expense Reimbursement in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include the 0.01% attributed to AFFE.

2.
The Adviser has contractually agreed to waive all or a portion of its management fees and pay expenses of the Small Cap Value Fund to ensure that Net Annual Fund Operating Expenses (excluding AFFE, interest, taxes and extraordinary expenses) do not exceed 1.85% of average daily net assets of the Fund.  The expense limitation will remain in effect through at least February 28, 2012, and may be terminated only by the Trust’s Board.

In conjunction with the re-designation of the share class as “Investor Class,” the tables on pages 6 and 11 of the Prospectus are deleted and replaced with the following, to reflect a reduction in the minimum investment amounts:

Type of Account	To Open Your Account	To Add to Your Account	Minimum Balance to Maintain Your Account
Regular	$5,000	$100	$2,500
Retirement Accounts	$2,500	$100	$1,000

Accordingly, all references to “Institutional Class” in the Funds’ Prospectus and SAI are hereby deleted and replaced with “Investor Class.”

Please retain this Supplement with your Prospectus and SAI for future reference.